EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports, included in this Form 10-K, into Simon DeBartolo Group, L.P.'s previously filed Registration Statement File No. 333-11491.



                                         ARTHUR ANDERSEN LLP

Indianapolis, Indiana,
March 26, 1997